Exhibit 10.1

EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

under the Credit Agreement

referred to below

August 5th, 2025

Ladies and Gentlemen:

1. At The Campbell’s Company’s (formerly known as Campbell Soup Company) request, pursuant to Section 2.01(b) of the Credit Agreement (as defined below), the undersigned hereby agrees to extend, effective as of the date hereof, the Termination Date under the Five-Year Credit Agreement, dated as of April 16, 2024, among The Campbell’s Company, the Eligible Subsidiaries referred to therein, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), for one year from April 16, 2029 to April 16, 2030. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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JPMORGAN CHASE BANK, N.A., as Lender and as Issuing Lender

By:	/s/ James Kyle O’Donnell
	Name:	James Kyle O’Donnell
	Title:	Vice President

[Signature Page to Extension Agreement]

BARCLAYS BANK PLC, as Lender and as Issuing Lender

By:	/s/ Christopher M. Aitkin
	Name:	Christopher M. Aitkin
	Title:	Director

[Signature Page to Extension Agreement]

BNP PARIBAS, as Lender and as Issuing Lender

By:	/s/ Alan Vitulich
	Name:	Alan Vitulich
	Title:	Director

By:	/s/ Claudia Zarate
	Name:	Claudia Zarate
	Title:	Managing Director

[Signature Page to Extension Agreement]

Bank of America, N.A., as Lender and as Issuing Lender

By:	/s/ Ryan Van Stedum
	Name:	Ryan Van Stedum
	Title:	Vice President

[Signature Page to Extension Agreement]

CITIBANK, N.A., as Lender

By:	/s/ Piyush Choudhary
	Name:	Piyush Choudhary
	Title:	Vice President

[Signature Page to Extension Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as Lender

By:	/s/ Ryan Tegeler
	Name:	Ryan Tegeler
	Title:	Vice President

[Signature Page to Extension Agreement]

CoBank, ACB, as Lender

By:	/s/ Bentley Hodges
	Name:	Bentley Hodges
	Title:	Vice President

[Signature Page to Extension Agreement]

PNC Bank, National Association, as a Lender

By:	/s/ Meredith L. Jermann
	Name:	Meredith L. Jermann
	Title:	Vice President

[Signature Page to Extension Agreement]

UBS AG, STAMFORD BRANCH as Lender

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Director

By:	/s/ Massimo Ippolito
	Name:	Massimo Ippolito
	Title:	Associate Director

[Signature Page to Extension Agreement]

U.S. Bank National Association, as Lender

By:	/s/ Ismael Mendoza
	Name:	Ismael Mendoza
	Title:	Vice President

[Signature Page to Extension Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender

By:	/s/ André Baladi
	Name:	André Baladi
	Title:	Managing Director

By:	/s/ Irene Stephens
	Name:	Irene Stephens
	Title:	Executive Director

[Signature Page to Extension Agreement]

Manufacturers and Trader Trust Company (M&T Bank), as Lender

By:	/s/ James King
	Name:	James King
	Title:	Senior Vice President

[Signature Page to Extension Agreement]

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Cindy Hwee
	Name:	Cindy Hwee
	Title:	Director

[Signature Page to Extension Agreement]

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

[Signature Page to Extension Agreement]

BMO Bank N.A., as Lender

By:	/s/ Ryan Howard
	Name:	Ryan Howard
	Title:	Assistant Vice President

[Signature Page to Extension Agreement]

Agreed and accepted as of the date first written above:

THE CAMPBELL’S COMPANY

By:	/s/ Atul Garg
	Name:	Atul Garg
	Title:	Senior Vice President and
Treasurer

By:	/s/ Carrie L. Anderson
	Name:	Carrie L. Anderson
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Extension Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James Kyle O’Donnell
	Name:	James Kyle O’Donnell
	Title:	Vice President

[Signature Page to Extension Agreement]